Exhibit 21.1

LIST OF SUBSIDIARIES

KBR, INC.
Subsidiaries of Registrant as of December 31, 2021

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION

Affinity Capital Works Limited	United Kingdom

Affinity Flying Services Limited	United Kingdom

Affinity Flying Training Services Limited	United Kingdom

Alcyon Technical Services (ATS) JV, LLC	Alabama

AOC International Limited	Scotland

AOC Nigeria Limited	Nigeria

Asesoria Gerencial de Recursos Humanos, S. de R.L. de C. V.	Mexico

Aspire Defence Capital Works JV	England & Wales

Aspire Defence Finance PLC	England & Wales

Aspire Defence Limited	England & Wales

Aspire Defence Services JV	United Kingdom

Aspire Defence Services Limited	England & Wales

Åström Logistics AB	Sweden

BE&K de Mexico, S.A. de C.V.	Mexico

BE&K, Inc.	Delaware

BE&KGIFFELS	Alabama

BetterKonnected Joint Venture	Australia

Bonny 7 Project Management Company Limited	England & Wales

Bonny 7 Project Nigeria Limited	Nigeria

Brown & Root CIVMEC PTY LTD	Australia

Brown & Root Highlands Fabricators Limited	Scotland

Brown & Root Industrial Services Canada Corporation	Alberta

Brown & Root Industrial Services De Mexico	Mexico

Brown & Root Industrial Services Holdings, LLC	Delaware

Brown & Root Industrial Services Puerto Rico C.R.L.	Puerto Rico

Brown & Root Industrial Services, LLC	Delaware

Brown & Root/Espey Padden (Waller Creek Tunnel)	Texas

Catalyst Systems & Training Solutions Pty Ltd	Australian Capital Territory

CCC Cayman, Ltd.	Cayman Islands

Covalent Vision LLC	Delaware

Charville - Consultores E Servicos LDA	Portugal

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION

Dependable Global Solutions, LLC	Virginia

Dresser-Cullen Venture	Texas

Energo Engineering Services, LLC	Texas

Fasttrax Holdings Limited	England & Wales

Fasttrax Limited	England & Wales

FNC Limited	England & Wales

Frazer-Nash Consultancy (Australia) PTY LTD	Australia

Frazer-Nash Consultancy Limited	England & Wales

Frazer-Nash Consultancy LLC	Delaware

FTX Logistics Limited	England & Wales

Global Project Services Ltd.	Cayman Islands

Granherne International (Holdings) Limited	England & Wales

Granherne Limited	England & Wales

Granherne Pty Ltd	Australia

Granherne, Inc.	Texas

Harmonic Limited	England & Wales

Howard Humphreys & Partners Limited	England & Wales

Howard Humphreys (Kenya) Limited	Kenya

Insulation Material Distributors, LLC	Delaware

IPEM Developments Limited	England & Wales

Jazan	Saudi Arabia

JGC-KBR Venture (In Salah Project)	Cayman Islands

KBR - Aurecon Joint Venture	Australia

KBR (Aspire Construction Ventures) Holdings Ltd	England & Wales

KBR (Aspire Construction Ventures) Holdings No 2 Ltd	England & Wales

KBR (Aspire Construction Ventures) Ltd	England & Wales

KBR (Aspire Construction) Holdings Limited	England & Wales

KBR (Aspire Construction) Holdings No.2 Limited	England & Wales

KBR (Aspire Construction) Limited	England & Wales

KBR (Aspire Services Ventures) Holdings Ltd	England & Wales

KBR (Aspire Services Ventures) Holdings No.2 Ltd	England & Wales

KBR (Aspire Services Ventures) Ltd	England & Wales

KBR (Aspire Services) Holdings Limited	England & Wales

KBR (Aspire Services) Holdings No.2 Limited	England & Wales

KBR (Aspire Services) Limited	England & Wales

KBR (I) Limited	England & Wales

KBR (U.K.) Investments Limited	England & Wales

KBR Abr al Bihar General Services, Trade and General Contracting, LLC	Iraq

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION

KBR Al-Yusr Limited Company	Saudi Arabia

KBR and Arup Joint Venture	Australia

KBR Arabia Limited	Saudi Arabia

KBR Australia Pty Ltd	Western Australia

KBR Canada Ltd	Saskatchewan

KBR Charitable Foundation, Inc.	Delaware

KBR Construction Company, LLC	Delaware

KBR Construction Limited	England & Wales

KBR E&C Australia Pty Ltd	Western Australia
Western Australia
KBR Ecoplanning Oy	Finland

KBR Emerging Growth Corp. I	Cayman Islands

KBR Employment Services Limited	England & Wales

KBR Engineering Company, LLC	Delaware

KBR General Partner Limited	Scotland

KBR Gerenciamento de Projectos e Servicos de Estudos Industriais Conceituais Basicos E De.	Rio de Janeiro

KBR Group Holdings, LLC	Delaware

KBR Holdings Pty Ltd	Western Australia

KBR Holdings, LLC	Delaware

KBR Industrial Canada Co.	Nova Scotia

KBR Investments Limited	England & Wales

KBR Jacobs JV (Kingsford Smith Drive Upgrade Project)	Australia

KBR Jersey Limited	Jersey Island

KBR Monterrey S.A. de C.V.	Nuevo Leon

KBR Oil and Gas Services Limited	Nigeria

KBR Overseas, Inc.	Delaware

KBR PNG Limited	Papua New Guinea

KBR Poland Spolka z.o.o.	Poland

KBR Property Holdings LP	England & Wales

KBR Services, LLC	Delaware

KBR Services, S.A.R.L.	Djibouti

KBR Sponsor LLC	Delaware

KBR Technical Services, Inc.	Delaware

KBR USA LLC	Delaware

KBR WABI LTD.	Alberta

KBR Wyle Services, LLC	Delaware

KBR/JGC Joint Venture	Texas

KBR-Aurecon JV-SA Water	Australia

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION
KBR-Aurecon Yarra Valley Water	New South Wales

KBR-NIPI Limited Liability Partnership	Kazakhstan

KBS Maritime Limited	England & Wales

Kellogg (Malaysia) Sdn. Bhd.	Malaysia

Kellogg Brown & Root (Greenford) Limited	England & Wales

Kellogg Brown & Root (Norway) AS	Norway
Kellogg Brown & Root (Services) Limited	England & Wales

Kellogg Brown & Root (U.K.) Limited	England & Wales

Kellogg Brown & Root Asia Pacific Pte Ltd	Singapore

Kellogg Brown & Root Consultancy (Malaysia) Sdn Bhd	Malaysia

Kellogg Brown & Root DH Limited	England & Wales

Kellogg Brown & Root Energy Services Limited	England & Wales

Kellogg Brown & Root Engineering & Construction India Private Limited	India

Kellogg Brown & Root Engineering Consultancy LLC	Oman

Kellogg Brown & Root Engineering Corporation	New York

Kellogg Brown & Root Eurasia Limited	Russian Federation

Kellogg Brown & Root Financial Services B.V.	Netherlands

Kellogg Brown & Root GmbH	Germany

Kellogg Brown & Root Group Limited	England & Wales

Kellogg Brown & Root Healthcare Trustee Limited	United Kingdom

Kellogg Brown & Root Holding B.V.	Netherlands

Kellogg Brown & Root Holdings (U.K.) Limited	England & Wales

Kellogg Brown & Root Holdings Limited	England & Wales

Kellogg Brown & Root International (MWK) Limited	England & Wales

Kellogg Brown & Root International Group Limited	England & Wales

Kellogg Brown & Root International, Inc.	Panama

Kellogg Brown & Root Investment Holdings Limited	England & Wales

Kellogg Brown & Root Limited	England & Wales

Kellogg Brown & Root Limited-Azmi Abdullatif Abdulhadi and Abdullah Mahana Al-Moiabed Consulting Engineering Professional Partnership	Al Khobar

Kellogg Brown & Root LLC	Delaware

Kellogg Brown & Root London Holdings Limited	England & Wales

Kellogg Brown & Root London Limited	England & Wales

Kellogg Brown & Root Nigeria Limited	Nigeria

Kellogg Brown & Root Overseas Limited	England & Wales

Kellogg Brown & Root Overseas Operations Limited	England & Wales

Kellogg Brown & Root Overseas Projects Limited	England & Wales

Kellogg Brown & Root Projects Limited	England & Wales

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION
Kellogg Brown & Root Pty Ltd	South Australia

Kellogg Brown & Root Pty Ltd - North West Program Alliance	Australia

Kellogg Brown & Root Pty Ltd - WaterSecure	Australia

Kellogg Brown & Root Qatar Limited	England & Wales

Kellogg Brown & Root Saudi Ltd. Co.	Saudi Arabia

Kellogg Brown & Root Services B.V.	Netherlands

Kellogg Brown & Root Services International, Inc.	Delaware

Kellogg Brown & Root Services LLC	Oman

Kellogg Brown & Root Technology (Beijing) Co. Ltd	China

Kellogg Brown & Root Trustees Limited	Scotland

Kellogg Energy Services Nigeria Limited	Nigeria

Kellogg France, S.A.	France

Labor Support Services Limited	Cayman Islands

Laurel Financial Services B.V.	Netherlands

Mangrove Gas Netherlands B.V.	Netherlands

Mantenimiento Marino de Mexico, S. de R.L. de C.V.	Mexico

MMM-SS Holdings, LLC	Delaware

NSI (AUST) PTY LTD	South Australia

Overseas Administration Services, Ltd.	Cayman Islands

Overseas Supply Services Limited	England & Wales

Plinke GmbH	Germany

PT KBR Engineers Indonesia	Indonesia

PT KBR Indonesia	Indonesia

PT Roberts Schaefer Soros Indonesia	Indonesia

R and S Engineering (India) Private Limited	India

Semi Sub Services B.V.	Netherlands

Service Employees International, Inc.	Cayman Islands

Sigma Bravo Pty Ltd	Australia

Southern Gas Constructors Limited	Nigeria

Systra- KBR Joint Venture	Australia

Technical Staffing Resources Limited	England & Wales

Technical Staffing Resources, LLC	Delaware

Tres Gaviotas, S. de R.L. de C.V.	Mexico

TSKJ II Construcoes Internacionais Sociedade Unipessoal Limitada	Portugal

Vinnell Brown & Root LLC	Delaware

Wabi Development Mexico, S.A. de C.V.	Distrito Federal

WD Servicios, S.A. de C.V.	Distrito Federal

Weatherly Inc.	Georgia

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION

Wyle Inc.	Delaware

Wyle Information Systems, LLC	Delaware

Wyle Laboratories GmbH	Germany

ZAO KBR East	Russia

*    KBR, Inc. maintains over 100 subsidiaries. Set forth above are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of KBR, Inc. as of December 31, 2021. The names of certain subsidiaries have been omitted from this Exhibit 21.1 in accordance with applicable rules. The omitted subsidiaries, considered in the aggregate as a single subsidiary, did not constitute a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X) at December 31, 2021.